UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2022

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of December 13, 2022, the Board of Directors (the Board) of Equitrans Midstream Corporation (the Company) approved and adopted the Fifth Amended and Restated Bylaws for the Company (the Fifth Amended and Restated Bylaws). The amendments to Article I effected by the Fifth Amended and Restated Bylaws:

•	address the adoption by the U.S. Securities and Exchange Commission of the universal proxy rules as set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the Universal Proxy Rules), by clarifying that any shareholder who intends to solicit proxies in support of a director nominee other than the Board’s nominees must comply with the Universal Proxy Rules and applicable sections of the Fifth Amended and Restated Bylaws, including applicable notice and solicitation requirements, and if such shareholder fails to comply with certain specified requirements, the Company will disregard any proxies or votes solicited for such shareholder’s director nominees;

•	address the color of proxy cards reserved for use by the Company; and

•	require that nominees proposed by shareholders submit to interviews with the Board or any Board committee within ten (10) days after any reasonable request therefor.

The Fifth Amended and Restated Bylaws also include certain related conforming, technical and clarifying changes.

Clean and marked copies of the Company’s Fifth Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2. The foregoing description of the Fifth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws filed herewith and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

3.1	Fifth Amended and Restated Bylaws of Equitrans Midstream Corporation (Clean Version)
3.2	Fifth Amended and Restated Bylaws of Equitrans Midstream Corporation (Marked Version)
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equitrans Midstream Corporation
(Registrant)

		By:	/s/ Kirk R. Oliver
Kirk R. Oliver
Senior Vice President and Chief Financial Officer

Date:	December 14, 2022